As filed with the Securities and Exchange Commission on December 8, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2008

Date of reporting period:  09/30/2008

Item 1. Reports to Stockholders.

Core Equity Fund

Annual Report
September 30, 2008

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders:

The Net Asset Value of the Fund’s Class “A” shares for the period ending September 30, 2008 was $25.25 per share.  Needless to say, stock investors, including us, have had a difficult time.  Not one of our investment strategies over the past year produced satisfactory returns, not even short strategies.  Stocks’ broad and steep decline left no place to hide for any investor, including us.  The numbers below reflect the brutal markets through September.  We would also note that October was also difficult and not reflected in the performance table.  That’s the bad news.  If there is a ray of light in this, history suggests that stocks coming off a bear market, which we have been in, appreciate vigorously in the first year, generally on the order of 33% by the end of the first year, and 56% by the end of the second year1.  While past may not be prolog, we believe stocks are very, very cheap.  Any shareholder with cash and a time horizon of at least five years may want to consider investing in the market at these levels.  I have recently added to my holdings.

Words of wisdom from investment master Warren Buffett:  “Be Greedy when others are fearful and fearful when others are greedy.”

In the last five months ending October, investors have pulled nearly $100 billion out of U.S. focus equity funds, a year-to-date total net redemptions well into all-time record territory2.  After watching the Dow Jones Industrial Average gyrate several 100’s of points daily, day after day, I think it is safe to say investors may be in full panic mode.  To be quite honest, it hasn’t been one of the more pleasurable periods for us, either.  But we believe that those investors who have redeemed may have made a costly mistake.  If you subscribe to Warren Buffet’s mantra, with most investors fearful, now is not the time to cash out, but rather a time to add additional funds.

In our previous report, we opined that we thought the market bottom was near.  We were wrong, although we believe we have already seen, or are close to, a market bottom.  (And we may be wrong, again.)
_______________

[1]	“Perception for the Professional”, November, 2008. Leuthold Weeden Institutional Research
[2]	“Supply/Demand Flash Report”, October, 2008. Leuthold Weeden Institutional Research

INVESTMENT MANAGER’S REPORT

				MSCI
	Core Equity	Core Equity		World	Russell
Period	Class A3	Class C4	S&P 500	Net (USD)	2000
Ended 09.30.08%		%	%	%	%
Last 3 months	-21.83	-21.95	-8.37	-15.25	-1.11
Last 6 months	-15.01	-15.31	-10.87	-16.66	-0.54
Last 9 months	-23.44	-23.84	-19.29	-24.21	-10.38
Last 1 Year	-21.94	-22.50	-21.98	-26.05	-14.48
Last 3 Years	-0.63	—	0.22	0.75	1.83
Last 5 Years	10.13	—	5.17	7.32	8.15
Last 10 Years	9.15	—	3.06	3.80	7.81
Since Inception (A)	10.30	—	7.26	5.86	7.85
Since Inception (C)	—	-0.21	1.12	1.60	3.07
Gross Expense Ratio	1.66	2.41

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principle will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1-800-880-0324, or visit our website at www.EmpiricFunds.com.

Rather than betting if we have seen the bottom, or when the bottom will be, the better bet we think is that the market should be substantially higher in two, five, and ten years.  Why?  As long as America continues to produce wealth, stocks should reflect that increasing wealth by going higher and higher.  Financial crises happen periodically.  After every panic and every financial crisis in our 200 year history, stocks have always gone to higher levels.  It’s a good bet, this crisis will eventually end and stocks will recover, as they have done historically, again and again and again.
_______________

[3]
After the maximum sales charge of 5.75%, the returns for the last 3-, 6-, 9-, 12-months, last 3-, 5-, 10-years, and since inception (class A shares, 11.06.95) would be -26.32%, -19.89%, -27.84%, -26.43%, -2.58%, 8.83%, 8.51%, and 9.79%, respectively.  The returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.  Shaded areas indicate highest relative performance.

[4]
Inception date of Class C shares was 10.07.05.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Please see the Share Class Information pages of the Prospectus for more information about the applicable sales charges for each share class.

INVESTMENT MANAGER’S REPORT

Twenty-one years ago, we started our advisory firm.  Coincidently, my first day in the office was Black Monday, October 19th, 1987.  That day the Dow crashed 21.68% from 2,246 to 1,739, or the largest one day percentage decline in stock market history.  The Wall Street Journal ran articles implying the possibility of depression.  Then, as today, stock markets all around the world dropped.  Yet, since Black Monday in 1987, we forget that we had a Savings and Loan crisis which closed almost half the thrifts in the country, a Mexican peso crisis, an Asian currency crisis with Russia defaulting on its sovereign debt, and a bailout of Long Term Capital Management.  Of course, the previous crisis was the technology bubble and bust.  Now, as of this writing, a credit freeze has dropped the Dow from 14,164 to less than 8,500.

Despite the near term stress, there is a lot of distance from Black Monday with the Dow at 1,739 to today’s Dow at roughly 8,500—think about that.  In spite of past short-term crises, over time stocks have historically appreciated, reflecting the wealth generated by private enterprise.  It has worked for 200 years.  We think it’s a good bet it should continue to work.  If history repeats itself, ten years from now, we believe the Dow will likely be over 30,000.  I would hope this perspective alone convinces you of Buffett’s words.  That is why we think that now is the time to buy stocks.

Here are some other reasons to be optimistic about the future:

Damage Already Been Done.  The typical bear market has historically dropped 36% over an 18 month period.  With stocks peaking in October, 2007 (DJIU 14,093), we are down about 46% to November 20, the Dow’s lowest close this year.  That is more than the typical bear market drop of 36%.  No bear market in the last 70 years has declined more than 50%.  If the bear market length kept to the average duration of 18 months, March 2009 would mark the bottom.  While this indicates the upturn may still be 5 months down the road, most of the damage has likely been done.

Stocks appear Cheap, Very Cheap.  Price-to-earnings ratios at 12.3x, calculated on the past 5 years of average earnings to smooth earnings volatility, are in the second lowest decile since 1957.  From these levels, returns over the following 3 years historically averaged 15.7% compounded, and 15.1% compound over the next 10 years.5
_______________

[5]	Leuthold Research, Interim Memo #9, October 10, 2008

INVESTMENT MANAGER’S REPORT

Public Panic Selling Creates Potential Opportunity.  As we noted at the beginning of this letter, unfortunately the public has aggressively redeemed their mutual funds.  (Note:  It is a real tribute to our shareholders that we have had relatively few redemptions.)  Historically, when net selling has exceeded 0.9% of total U.S. Equity Fund Assets, stocks have provided above average returns in the next year, 89% of the time, and above average returns in the next two years, 83% of the time—both good odds.  The median return one year out was 13.1%, and 21.6% two years out6.

No one knows what tomorrow holds, or even the next year.  But, in our opinion, stocks over the next three and ten year periods are likely to provide extraordinary returns, which is why I added to my fund holdings.  We hope you consider doing so, too.

We appreciate your patience, your understanding and investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA
_______________

[6]	Ibid.

INVESTMENT MANAGER’S REPORT

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt@EmpiricAdvisors.com.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

Mutual fund Investing Involves Risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to page 8 for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends The MSCI World Net Index is the Morgan Stanley Capital International World Index which is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States .  You cannot invest directly in an index.  Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Investors must consult their tax advisor or legal counsel for advice and information concerning their particular tax situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Empiric Funds are distributed by Quasar Distributors, LLC.  (11/08)

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2008

Class A Shares

Average Annual Total Returns as of September 30, 2008

	EMCAX	EMCAX	Russell 2000	S&P 500	MSCI
Period	(without load)	(with load)*	(smaller stocks)	(larger stocks)	World Index
Ending Value	$24,007	$22,627	$21,203	$13,520	$14,521
1 year	-21.94%	-26.43%	-14.48%	-21.98%	-26.05%
3 years	-0.63	-2.58	1.83	0.22	0.75
5 years	10.13	8.83	8.15	5.17	7.32
10 years	9.15	8.51	7.81	3.06	3.80

*	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Core Equity Fund Comparison with Unmanaged Indices

September 30, 2008

Class C Shares

Average Annual Total Returns as of September 30, 2008

	EMCCX	EMCCX
	(without early	(with early	Russell 2000	S&P 500	MSCI
Period	redemption)	redemption)*	(smaller stocks)	(larger stocks)	World Index
Ending Value	$9,938	$9,938	$10,943	$10,337	$10,483
1 year	-22.50%	-23.13%	-14.48%	-21.98%	-26.05%
Since Inception
(10/7/05)	-0.21	-0.21	3.07	1.12	1.60

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.  This index attempts to accurately capture the performance of the universe of small capitalization common stocks.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2008

		Market
COMMON STOCKS – 77.91%	Shares	Value
consumer discretionary – 3.70%
Automotive Retail - 1.38%
Advance Auto Parts, Inc.	18,000	$713,880
Leisure Products – 0.43%
Mattel, Inc.	12,300	221,892
Movies & Entertainment – 1.89%
The Walt Disney Co.	32,000	982,080
Total Consumer Discretionary (Cost $2,089,624)		1,917,852
consumer staples – 11.57%
Brewers – 3.48%
Anheuser-Busch Companies, Inc.	9,000	583,920
Cia Cervecerias Unidas SA – ADR^	38,000	1,224,740
		1,808,660
Hypermarkets & Supercenters – 2.08%
Wal-Mart Stores, Inc.	18,000	1,078,020
Packaged Foods & Meats – 1.42%
Omega Protein Corp. *	39,300	462,168
Sadia SA^	29,234	273,923
		736,091
Soft Drinks – 4.59%
Coca-Cola Hellenic Bottling Co. SA^	18,000	400,320
Coca-Cola Femsa S.A.B. de C.V. – ADR^	39,300	1,983,078
		2,383,398
Total Consumer Staples (Cost $5,174,472)		6,006,169
energy – 8.75%
Integrated Oil & Gas – 2.53%
StatoilHydro ASA – ADR^	16,173	384,917
Suncor Energy, Inc.^	22,000	927,080
		1,311,997

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2008

		Market
COMMON STOCKS (Continued)	Shares	Value
energy (Continued)
Oil & Gas Equipment & Services – 0.83%
Boots & Coots International Well Control, Inc.*	222,411	$429,253
Oil & Gas Exploration & Production – 5.39%
Cabot Oil & Gas Corp.	12,000	433,680
Encana Corp.^	12,000	788,760
Nexen, Inc.^	38,000	882,740
Talisman Energy Inc.^	49,000	696,780
		2,801,960
Total Energy (Cost $5,729,653)		4,543,210
financials – 1.47%
Insurance Brokers – 1.47%
Marsh & McLennan Cos., Inc.	24,000	762,240
Total Financials (Cost $769,018)		762,240
health care – 20.61%
Health Care Equipment – 7.93%
Baxter International, Inc.	17,000	1,115,710
Becton Dickinson & Co.	13,000	1,043,380
Medtronic, Inc.	19,000	951,900
Stryker Corp.	16,200	1,009,260
		4,120,250
Pharmaceuticals – 12.68%
Abbott Laboratories	14,000	806,120
Astrazeneca Plc^	14,000	614,320
Glaxosmithkline Plc^	17,000	738,820
Johnson & Johnson	8,000	554,240
Novartis AG ^	15,000	792,600
Novo-Nordisk AS^	19,000	972,800
Pfizer, Inc.	57,000	1,051,080
Schering Plough Corp.	17,000	313,990

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2008

		Market
COMMON STOCKS (Continued)	Shares	Value
health care (Continued)
Pharmaceuticals (Continued)
Wyeth	20,000	$738,800
		6,582,770
Total Health Care (Cost $11,201,800)		10,703,020
industrials – 15.29%
Aerospace & Defense – 4.61%
Cae, Inc.^	29,000	233,160
Lockheed Martin Corp.	12,000	1,316,040
United Technologies Corp.	14,000	840,840
		2,390,040
Machinery Industrial – 5.44%
Crane Co.	18,200	540,722
Danaher Corp.	10,000	694,000
Eaton Corp.	9,000	505,620
Harsco Corp.	14,000	520,660
Ingersoll-Rand Company Ltd.^	18,000	561,060
		2,822,062
Railroads – 5.24%
Canadian National Railway Co.^	25,000	1,195,750
Norfolk Southern Corp.	23,000	1,522,830
		2,718,580
Total Industrials (Cost $8,688,202)		7,930,682
materials – 2.27%
Diversified Metals & Mining – 1.12%
Cia de Minas Buenaventura S.A. – ADR^	24,712	580,238
Steel – 1.15%
Tenaris SA – ADR^	16,000	596,640
Total Materials (Cost $996,062)		1,176,878

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2008

		Market
COMMON STOCKS (Continued)	Shares	Value
technology – 10.66%
Computer Hardware – 1.38%
International Business Machines	6,101	$713,573
Data Processing & Services – 1.73%
Automatic Data Processing, Inc.	21,000	897,750
Electronic Component – 1.47%
Amphenol Corp.	19,000	762,660
IT Consulting & Services – 4.38%
Accenture Ltd. ^	23,000	874,000
Infosys Technologies Ltd. ^	10,000	333,100
Satyam Computer Services Ltd. ^	32,000	516,800
Wipro Ltd. ^	56,696	551,085
		2,274,985
System Software – 1.70%
Microsoft Corp.	33,000	880,770
Total Technology (Cost $5,983,077)		5,529,738
telecommunication services – 0.47%
Integrated Telecommunication Services – 0.47%
Brasil Telecom SA – ADR ^	11,150	243,962
Total Telecommunication Services (Cost $374,028)		243,962
utilities – 3.12%
Electric Utilities – 1.74%
National Grid Transco PLC – ADR ^	14,100	905,502
Gas Utilities – 1.38%
Oneok Partners LP	14,112	715,902
Total Utilities (Cost $1,690,899)		1,621,404
TOTAL COMMON STOCKS
(Cost $42,696,835)		40,435,155

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2008

		Market
EXCHANGE TRADED FUNDS – 1.73%	Shares	Value
ProShares UltraShort Basic Materials Fund	16,900	$899,925
TOTAL EXCHANGE TRADED FUNDS
(Cost $647,975)		899,925

	Principal
SHORT-TERM INVESTMENTS – 18.05%	Amount
Commercial Paper – 16.57%
American Express Credit Corp., 10/01/2008	$2,531,000	2,531,000
Citigroup, 10/01/2008	2,531,000	2,531,000
General Electric, 10/01/2008	1,000,000	1,000,000
Goldman Sachs, 10/01/2008	2,531,000	2,531,000
		8,593,000
Variable Rate Demand Notes# – 1.48%
Wisconsin Corporate Central Credit Union, 4.99%	767,362	767,362
		767,362
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,360,362)		9,360,362
total investments
(Cost $52,705,172) – 97.69%		50,695,442
Other Assets in Excess of Liabilities – 2.31%		1,199,955
TOTAL NET ASSETS – 100.00%		$51,895,397

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*	Non-Income Producing
^	Foreign Issued Security
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown are as of September 30, 2008.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2008

	Shares	Value
Hutchinson Technology, Inc. *	64,000	$741,120
KBW Inc. *	39,000	1,284,660
MarineMax, Inc. *	42,807	309,495
total securities sold short
(Proceeds $2,795,119)		$2,335,275

*	Non–Income Producing

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2008

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Coca-Cola Femsa		Pharmaceuticals	$6,582,770
S.A.B. de C.V. - ADR	$1,983,078	Health Care Equipment	4,120,250
Norfolk Southern Corp.	1,522,830	Machinery Industrial	2,822,062
Lockheed Martin Corp.	1,316,040	Oil & Gas Exploration &
Cia Cervecerias		Production	2,801,960
Unidas SA - ADR	1,224,740	Railroads	2,718,580
Canadian National Railway Co.	1,195,750	Aerospace & Defense	2,390,040
Baxter International, Inc.	1,115,710	Soft Drinks	2,383,398
Wal-Mart Stores, Inc.	1,078,020	IT Consulting
Pfizer, Inc.	1,051,080	& Services	2,274,985
Becton Dickinson & Co.	1,043,380	Brewers	1,808,660
Stryker Corp.	1,009,260	Integrated Oil & Gas	1,311,997
	$12,539,888		$29,214,702

*	Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2008

assets:
Investments, at value (cost of $52,705,172)	$50,695,442
Cash	8,381
Deposits at broker for securities sold short	2,645,597
Receivable for securities sold	1,005,772
Receivable for capital shares sold	29,965
Dividends and interest receivable	20,375
Total assets	54,405,532
liabilities:
Securities sold short (proceeds $2,795,119)	2,335,275
Payables:
Securities purchased	32,659
Fund shares purchased	34,061
Advisory fee	44,931
Administration fee	18,810
Distribution fees	37,592
Custody fees	4,541
Miscellaneous fees	1,479
Interest fees	787
Total liabilities	2,510,135
net assets	$51,895,397
net assets consist of:
Paid in capital	$57,144,630
Undistributed net investment income	204,957
Undistributed net realized loss on investments	(3,904,203)
Net unrealized appreciation (depreciation) on investments
Investments	(2,009,730)
Securities sold short	459,844
Foreign currency translations	(101)
net assets	$51,895,397
Class A:
Net assets applicable to outstanding Class A shares	$49,372,477
Shares issued ($25,000,000 shares of beneficial interest authorized,
$0.0001 par value)	1,955,133
Net asset value and redemption price per share	$25.25
Maximum offering price per share (net asset value divided by 94.25%)	$26.79
Class C:
Net assets applicable to outstanding Class C shares	$2,522,920
Shares issued ($25,000,000 of beneficial interest authorized, $0.0001 par value)	101,780
Net asset value, offering price and redemption price per share*	$24.79

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2008

investment income:
Dividends (net of foreign taxes withheld of $92,335)	$1,009,797
Interest	314,179
Other income	52
Total investment income	1,324,028
expenses:
Investment advisory fees (Note 3)	654,434
Administration fees (Note 3)	259,243
Distribution fees (Note 3)
Distribution fees – Class A	156,334
Distribution fees – Class C	29,089
Custody fees	6,696
Miscellaneous fees	2,850
Interest Expense	1,859
Dividends on short sale positions	1,280
Total expenses	1,111,785
NET INVESTMENT INCOME	212,243
realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(4,245,393)
Securities sold short	341,190
Foreign currency transactions	(217)
In-kind redemptions (Note 2)	499,266
Net change in unrealized gain (loss) on:
Investments	(12,182,902)
Securities sold short	474,846
Foreign currency transactions	(101)
Net realized and unrealized gain (loss) on investments	(15,113,311)
net decrease in net assets resulting from operations	$(14,901,068)

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
operations:
Net investment income	$212,243	$465,768
Net realized gain (loss) on:
Investment transactions	(3,904,420)	14,887,634
In-kind redemptions	499,266	—
Net change in unrealized appreciation
(depreciation) on investments	(11,708,157)	893,531
Net increase (decrease) in net assets resulting from operations	(14,901,068)	16,246,933
distributions to shareholders from:
Net realized gains
Class A	(13,013,949)	(3,214,989)
Class C	(562,289)	(122,025)
Net investment income
Class A	(455,954)	—
Class C	—	—
Total distributions	(14,032,192)	(3,337,014)
capital share transactions: (a)
Proceeds from shares sold
Class A shares	12,560,299	6,555,998
Class C shares	631,499	419,722
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	13,069,351	3,043,870
Class C shares	558,075	119,963
Cost of shares redeemed
Class A shares	(18,921,419)	(29,906,682)
Class C shares	(303,017)	(1,050,660)
Net increase (decrease) in net assets from
capital share transactions (a)	7,594,788	(20,817,789)
Total increase (decrease) in net assets	(21,338,472)	(7,907,870)
net assets:
Beginning of year	73,233,869	81,141,739
End of year (includes $204,957 and $456,075 of
undistributed investment income, respectively)	$51,895,397	$73,233,869

– Continued –

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
(a) Changes in Shares Outstanding:

Class A
Shares sold	413,775	180,932
Shares reinvested	383,598	89,106
Shares redeemed	(616,134)	(833,217)
Net increase (decrease) in capital shares	181,239	(563,179)
Shares Outstanding:
Beginning of year	1,773,894	2,337,073
End of year	1,955,133	1,773,894
Class C
Shares sold	20,777	11,744
Shares reinvested	16,659	3,541
Shares redeemed	(10,352)	(29,518)
Net increase (decrease) in capital shares	27,084	(14,233)
Shares Outstanding:
Beginning of year	74,696	88,929
End of year	101,780	74,696

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class A

	Year Ended September 30,
	2008	2007	2006	2005	2004
net asset value –
beginning of year	$39.64	$33.46	$32.91	$26.30	$19.93

income from
investment operations:
Net investment income (loss)	0.08	0.26	(0.10)	(0.03)	(0.11)
Net realized and unrealized
gain (loss) on investments	(6.83)	7.40	0.65	6.64	6.48
Total from investment operations	(6.75)	7.66	0.55	6.61	6.37
less distributions:
Dividends from net investment income	(0.22)	—	—	—	—
Distributions from net realized gains	(7.42)	(1.48)	—	—	—
Total distributions	(7.64)	(1.48)	—	—	—

net asset value – end of year	$25.25	$39.64	$33.46	$32.91	$26.30

total return	(21.9)%	23.6%	1.7%	25.1%	32.0%

ratios and supplemental data:
Net assets, end of period (thousands)	$49,372	$70,316	$78,187	$77,603	$40,370
Ratio of operating expenses to average net assets	1.67%	1.65%	1.67%	1.68%	1.78%
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets	1.66%	1.64%	1.62%	1.68%	1.78%
Ratio of net investment income to
average net assets	0.36%	0.64%	(0.28)%	(0.13)%	(0.45)%
Portfolio turnover rate	221%	90%	148%	122%	172%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class C

			October 7, 2005
	Year Ended		through
	September 30,		September 30,
	2008	2007	2006*
net asset value –
beginning of period	$39.06	$33.22	$31.80

income from
investment operations:
Net investment income (loss)	(0.10)	(0.04)	(0.21)
Net realized and unrealized gain (loss)
on investments	(6.75)	7.36	1.63
Total from investment operations	(6.85)	7.32	1.42
less distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(7.42)	(1.48)	—
Total distributions	(7.42)	(1.48)	—

net asset value –
end of period	$24.79	$39.06	$33.22

total return	(22.5)%	22.7%	4.5%	+

ratios and supplemental data:
Net assets, end of year (thousands)	$2,523	$2,917	$2,954
Ratio of operating expenses to
average net assets	2.42%	2.40%	2.42%	^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets	2.41%	2.39%	2.37%	^
Ratio of net investment income to
average net assets	(0.39)%	(0.11)%	(1.02)%	^
Portfolio turnover rate	221%	90%	148%	+

*	Commencement of operations for Class C shares was October 7, 2005.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2008

increase (decrease) in cash —

cash flows from operating activities:
Net decrease in net assets from operations	$(14,901,068)
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(128,558,098)
Proceeds for dispositions of investment securities	137,345,586
Sale of short term investments, net	476,009
Increase in receivable for securities sold	(655,178)
Increase in deposits with brokers for short sales	(1,610,319)
Decrease in dividend and interest receivable	83,295
Increase in securities sold short	1,284,995
Decrease in payable for securities purchased	(2,944,487)
Decrease in accrued management fees	(13,523)
Decrease in accrued administration fees	(3,804)
Increase in distribution fees	14,266
Increase in custody fees	2,145
Increase in interest expenses	761
Increase in miscellaneous fees	1,479
Unrealized depreciation on securities	12,182,902
Net realized loss on investments	3,746,127
Net cash provided by operating activities	6,451,088

cash flows from financing activities:
Proceeds from shares sold	13,172,172
Payment on shares redeemed	(19,210,602)
Distributions paid in cash	(404,766)
Net cash used in financing activities	(6,443,196)

Net increase in cash	7,892

Cash:
Beginning balance	489
Ending balance	$8,381

Supplemental information:
Non-cash financing activities not included herein consist
of dividend reinvestment of dividends and distributions	$13,627,426
Cash paid for interest on loan outstanding	$1,098

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc. (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)
Valuation of Securities – Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

c)
Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008

to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Distributions to Shareholders – Distributions to Shareholders - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes. These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts. These differences primarily relate to partnership, foreign currency, redemptions in kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2008, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $506,326, decreased undistributed net investment income by $7,407 and increased accumulated net realized loss on investments by $498,919.

In-Kind Redemptions – During the year ended September 30, 2008, the Empiric Core Equity Fund realized $499,266 of net capital gains resulting from an in-kind redemption.  A shareholder exchanged fund shares for securities held by the Fund rather than for cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

e)
Short Sale Transactions – The Fund may not purchase securities on margin or effect short les, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the ‘40 Act.

f)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008

value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

g)
Derivative Financial Instruments and Other Investment Strategies – The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

h)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
Accounting for Uncertainty in Income Taxes – Effective March 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that,

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008

based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and state of Maryland.  As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2007.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

j)
Recently Issued Accounting Pronouncements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2008, the Fund transacted $146,332 in commissions through Empiric Distributors, Inc.  Transactions were at $ 0.035 per share through November 7, 2007, after which all transactions were at $0.030 per share, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2008, the Fund incurred Distribution expenses of $156,334 for the Class A shares and $29,089 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $11,471.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2008

4.	LINE OF CREDIT

The Fund has a $9 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2008, the Fund had $0 outstanding and $787 of accrued interest fees.  Based upon balances outstanding during the year, the weighted average interest rate was 5.01% and the weighted average amount outstanding was $37,041.

5.	PURCHASES AND SALES OF SECURITIES
For the year ending September 30, 2008, the cost of purchases were $128,558,098 and the proceeds from sales of securities, excluding short-term securities, were $137,345,586 for the Fund.

6.	FEDERAL TAX INFORMATION
As of September 30, 2008, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)	$52,705,172
Gross unrealized appreciation	$2,392,205
Gross unrealized depreciation	(4,401,935)
Net unrealized depreciation on investments	$(2,009,730)
Net unrealized appreciation on
short sales and foreign currency	$459,743
Undistributed ordinary income	205,174
Undistributed long-term capital gain	—
Total distributable earnings	205,174
Other accumulated gains (losses)	(3,904,420)
Total accumulated earnings (losses)	$(5,249,233)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2008, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $494,746, which may be carried over to offset future capital gains and expire on September 30, 2016.  The Fund had post-October loss deferrals of $3,409,457 on securities and $217 of loss deferrals on currency as of September 30, 2008.

The Fund designated $12,180,211 as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

	September 30, 2008	September 30, 2007
Distributions paid from:
Ordinary Income	$1,851,981	$—
Long-Term Capital Gain	$12,180,211	$3,337,014

7.	FEDERAL TAX DISTRIBUTION INFORMATION (Unaudited)

The Fund has designed 86.53% of the dividends declared from net investment income during the year ended September 30, 2008, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2008, 22.60% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund (formerly Value and Growth Portfolio) (the “Fund”), a series of shares of the Empiric Funds (formerly, Texas Capital Value Funds, Inc), including the schedule of investments, as of September 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2008, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2008

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2008 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2008 to September 30, 2008.

Actual Expenses
The information in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expenses paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2008 (Unaudited)

determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/08	9/30/08	4/1/08 – 9/30/08
Core Equity Fund
Actual
Class A	$1,000.00	$849.90	$7.73
Class C	$1,000.00	$846.90	$11.17
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.65	$8.42
Class C	$1,000.00	$1,012.90	$12.17

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.67% and 2.42%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Mark A. Coffelt*,	Director,	Indefinite as	President of	1	0
C.F.A, 53	Chairman of	a director;	Empiric Advisors,
6300 Bridgepoint	the Board,	Elected	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,	annually	(formerly First
Ste. 105	Treasurer,	by Board	Austin Capital
Austin, TX 78730	Chief	for other	Management, Inc.)
	Executive	positions;	(1988 to Present).
	Officer and	Since
	Chief	November,
	Financial	1995
Officer

Janis A. Claflin, 65	Independent	Indefinite;	President and	1	0
1301 Capital of Texas	Director	Since	owner of Claflin
Highway Ste B-127		November,	& Associates (which
Austin, Texas 78746		1995	provides individual
and family therapy)
(1985 to Present);
Chairperson of the
Trustee Program
Committee on the
Board of Directors
of the Fetzer Institute
(a private research,
education and service
foundation) (1987 to
Present); Licensed
Marriage and Family
Therapist.

*	Mr. Coffelt is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that he holds with the Fund and the Advisor.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Edward K. Clark,	Independent	Indefinite;	CPA-Emergent	1	0
Attorney, CPA, 54	Director	Since	Technologies (a
2508 Ashley Worth		November,	venture capital firm)
Blvd., Suite 200		1995	(2002 to Present);
Austin, TX 78738			Member-Kelly, Hart
& Hallman (a law
firm) (1997-2002);
Partner-Clark &
Clark of Austin,
Texas (1995-1997);
Certified Public
Accountant.

John Henry McDonald,	Independent	Indefinite;	President and	1	0
CFP, 57	Director	Since	founder of Austin
7200 N. MoPac #315		November,	Asset Management
Austin, TX 78731		1995	(1990 to Present);
CFP from the College
for Financial Planning;
Member of the CFP
Board of Standards;
President of the Austin
Society of Certified
Financial Planners.

Heather McAshan, 43	Secretary,	Elected	Operations Manager	1	0
6300 Bridgepoint	Chief	annually	for Academy Capital
Parkway, Bldg. II,	Compliance	by Board;	Management, Texas
Ste. 105	Officer and	Since	(1999-2006).
Austin, TX 78730	Anti-Money	November,
	Laundering	2006
Compliance
Officer

How to Obtain a Copy of the Fund’s Proxy
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Empiric Funds, Inc. (the “Corporation”) and its sole series, the Empiric Core Equity Fund (the “Fund”), met on August 19, 2008 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Empiric Advisors, Inc. (the “Adviser”).

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by Godfrey & Kahn, S.C. detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund’s performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1.	Nature, Extent and Quality of Services Provided.

The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws.  Among other things, the Board noted that the Advisor provides the Fund’s Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers who support the Fund in providing accounting, administration, distribution, transfer agency and custodial services.  The Board concluded that the services provided were extensive and of high quality.

2.	Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance information relating to the Fund and the Advisor.  The Board noted that for the fiscal year through June 30, 2008, the Fund outperformed the prior 12 month period, and it continued to outperform the S&P 500 Index for the three-, five- and ten-year periods ended June 30, 2008.  The Board also noted that Morningstar had given the Fund a four-star rating based on performance versus risk in the “mid-cap blend” category and that Lipper designated the Fund a “Lipper Leader” in the total return and tax efficiency categories.  The Board concluded that the Fund’s shareholders would likely benefit from the Advisor’s continued services based on the Advisor’s track record of providing superior long-term performance.

3.	Advisory Fees.

The Board considered the Fund’s advisory fees and expenses, comparing the fees of the Fund to the fees of funds similar in asset size and investment objective to the Fund.  The Board considered information that demonstrated the Fund’s relative performance compared favorably with its relative expenses and concluded that the Fund’s shareholders realized good value in light of the advisory fees paid to the Advisor and the Fund’s overall expenses.  Moreover, the Board reviewed the Fund’s expense ratios and com-

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

parable expense ratios for similar funds relying on data from third-party service providers. The Board concluded that the Fund’s total expense ratio falls within the reasonable range of expense ratios for funds falling within the Fund’s comparison group.  The Board, therefore, determined that the Fund’s advisory fees and expense ratios were fair and reasonable.

4.	Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Adviser.

The Board reviewed cost of services information relating to the Fund and the Advisor.  In particular, the Board reviewed profitability information relating to the Advisor.  The Board noted the Advisor’s profit margin and concluded that the Advisor’s profit margin was well below that of advisors whose financial statements were publicly available.  In assessing the Advisor’s profitability, the Board evaluated the fallout benefits that the Advisor, or its affiliates, realized from its relationship with the Fund including the allocation of a portion of the Fund’s portfolio transactions to a broker/dealer affiliated with the Advisor.  The Board concluded that the Advisor’s profits were reasonable and not excessive when compared to other investment advisors or profit margins determined to be reasonable in relevant court decisions and that the fallout benefits realized by the Advisor and its affiliate were reasonable.

5.	Extent of Economies of Scale as the Fund Grows.

The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees.  The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

Conclusions
Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and that is was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

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Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Counsel
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2008	FYE 09/30/2007
Audit Fees	$14,800	$13,000
Audit-Related Fees	None	None
Tax Fees	$3,800	$2,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2008	FYE 09/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2008	FYE 09/30/2008
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title)*   /s/Mark A. Coffelt
Mark A. Coffelt, President and Chairman

Date  12/08/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Mark A. Coffelt
Mark A. Coffelt, Principal Executive Officer and
Principal Financial Officer

Date  12/08/2008

* Print the name and title of each signing officer under his or her signature.